Consolidated Statements of Operations (Parentheticals) - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Commissions, related party	$ 453,361	$ 310,467	$ 268,658
Vessel operating expenses, related party	256,069	190,723	175,761
Other general and administrative expenses, related party	1,561,126	1,306,476	1,479,374
Net gain on sale of vessels, related party	64,500	70,640	27,741
Impairment loss and loss on write-down of vessel held for sale	$ 0	$ 0	$ 29,469